UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

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CENTENE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

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On April 3, 2023, Centene Corporation (the “Company”) made the following presentation materials available to certain stockholders. The materials supplement the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (“SEC”) on March 24, 2023 relating to the Company’s Annual Meeting of Stockholders to be held on May 10, 2023. These materials should be read in conjunction with the Proxy Statement. The Company’s proxy materials, including the notice and Proxy Statement, proxy card, the 2022 Annual Report to Stockholders, and other relevant documents filed by the Company, are available free of charge from the SEC’s website, www.sec.gov and the Company’s website, investors.centene.com.

Centene Corporation

2023 Stockholder Meeting

Investor Outreach

April 2023

Forward-Looking Statements

All statements, other than statements of current or historical fact, contained in this presentation are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as "believe," "anticipate," "plan," "expect," "estimate," "intend," "seek," "target," "goal," "may," "will," "would," "could," "should," "can," "continue," and other similar words or expressions (and the negative thereof). Centene (the Company, our, or we) intends such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about our future operating or financial performance, market opportunity, value creation strategy, competition, expected activities in connection with completed and future acquisitions and dispositions, our investments, and the adequacy of our available cash resources. These forward-looking statements reflect our current views with respect to future events and are based on numerous assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, business strategies, operating environments, future developments, and other factors we believe appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive, and other factors that may cause our or our industry's actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions. All forward-looking statements included in this presentation are based on information available to us on the date hereof. Except as may be otherwise required by law, we undertake no obligation to update or revise the forward-looking statements included in this presentation, whether as a result of new information, future events, or otherwise, after the date hereof. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables, and events including, but not limited to: our ability to design and price products that are competitive and/or actuarially sound including but not limited to any impacts resulting from Medicaid redeterminations; our ability to maintain or achieve improvement in the Centers for Medicare and Medicaid Services (CMS) Star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; our ability to accurately predict and effectively manage health benefits and other operating expenses and reserves, including fluctuations in medical utilization rates; competition, including our ability to reprocure our contracts and grow organically; the timing and extent of benefits from our value creation strategy, including the possibility that the benefits received may be lower than expected, may not occur, or will not be realized within the expected time periods; disruption, unexpected costs, or similar risks from business transactions, including acquisitions, divestitures, and changes in our relationships with third parties; impairments to real estate, investments, goodwill, and intangible assets; the risk that the election of new directors, changes in senior management, and any inability to retain key personnel may create uncertainty or negatively impact our ability to execute quickly and effectively; membership and revenue declines or unexpected trends; rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting our government businesses; changes in healthcare practices, new technologies, and advances in medicine; increased healthcare costs; inflation; changes in economic, political, or market conditions; changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Affordability Reconciliation Act (collectively referred to as the ACA) and any regulations enacted thereunder; tax matters; disasters or major epidemics; changes in expected contract start dates; provider, state, federal, foreign, and other contract changes and timing of regulatory approval of contracts; the expiration, suspension, or termination of our contracts with federal or state governments (including, but not limited to, Medicaid, Medicare, TRICARE, or other customers); the difficulty of predicting the timing or outcome of legal or regulatory proceedings or matters, including, but not limited to, our ability to resolve claims and/or allegations made by states with regard to past practices, including at Centene Pharmacy Services (formerly Envolve Pharmacy Solutions, Inc. (Envolve)), as our pharmacy benefits manager (PBM) subsidiary, within the reserve estimate we previously recorded and on other acceptable terms, or at all, or whether additional claims, reviews or investigations will be brought by states, the federal government or shareholder litigants, or government investigations; challenges to our contract awards; cyber-attacks or other privacy or data security incidents; the exertion of management's time and our resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental, or third party consents or approvals for acquisitions or dispositions; any changes in expected closing dates, estimated purchase price, and accretion for acquisitions or dispositions; restrictions and limitations in connection with our indebtedness; a downgrade of the credit rating of our indebtedness; the availability of debt and equity financing on terms that are favorable to us; foreign currency fluctuations; and risks and uncertainties discussed in the reports that Centene has filed with the Securities and Exchange Commission. This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain other factors that may affect our business operations, financial condition, and results of operations, in our filings with the Securities and Exchange Commission (SEC), including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, we cannot give assurances with respect to our future performance, including without limitation our ability to maintain adequate premium levels or our ability to control our future medical and selling, general and administrative costs.

CENTENE Corporation

Centene Corporation: Financial and Business Highlights

$144.5 billion
Total Revenues,
a 15% increase vs. 2021

$2.07
Diluted Earnings
Per Share (EPS)

$5.78
Adjusted
Diluted EPS

9%
TSR 3-Year
CAGR

10%
TSR 5-Year
CAGR

Medicaid

We are the largest Medicaid Managed Care Organization

16.0 million members across **29** states

Marketplace

We are the #1 Marketplace Carrier

2.1 million members across **27** states

Medicare Advantage

We showed strong growth year-over-year in our Medicare Advantage product

1.5 million members across **36** states

CENTENE Corporation

See Appendix A: Reconciliation of Non-GAAP Measures for a reconciliation of Adjusted Diluted EPS

3

Value Creation: Measuring Progress in 2022

Q1
Q2
Q3
Q4
Initiate Standardization of Call Center Management
Begin Phase 2 Standardization of Utilization Mgmt.
Pharmacy Platform Consolidation (#1)
Launch Tool to Streamline Provider Engagement Mgmt.
Strategically Price 2023 Bids
Announced Divestitures of Magellan Rx and PANTHERx
Real Estate Decisions
Issue RFP for 2024 PBM Contract
Deploy Call Center Technology Platform
Announced Divestiture of Ribera Salud
Deploy Tool to Optimize Provider Enrollment
Pharmacy Platform Consolidation (#2)
Deployment of Automated Provider Assignment (Phase 1)
Announced Divestiture of Magellan Specialty
Completed Oct. 2022
Award PBM Contract for 2024
Share Repurchase
$3.0 billion Repurchased in 2022

4

Stockholder Responsiveness

Board Refreshment

What We Heard		What We Changed
Long-tenured Lead Independent Director	✓	Appointed James Dallas as new Lead Independent Director in January 2022
Separate CEO and Chairman roles	✓	Separated CEO and Chairman roles in April 2022
Refresh Board	✓ ✓ ✓ ✓	Appointed Kenneth Burdick, Christopher Coughlin, Wayne DeVeydt and Theodore Samuels in January 2022 Appointed Monte Ford in November 2022 Average age of Board members reduced to 62 Average tenure of Board members reduced to 3.6 years
Adopt retirement policy	✓	Adopted mandatory retirement policy at age 75

Enhance Stockholder Rights

What We Heard		What We Changed
Declassify Board of Directors	✓	Declassified Board of Directors; all directors to stand for election annually beginning in 2023
Stockholder special meeting rights	✓	Amended Certificate of Incorporation and By-laws to provide stockholders with 10% ownership the right to call a special meeting
Stockholder written consent rights	✓	Amended Certificate of Incorporation and By-laws to provide stockholders the right to act by written consent
Improve stockholder proxy access rights	✓ ✓	Amended By-laws to shorten the proxy access ownership rights to 3 years Amended By-laws to shorten the advance notice window to 90 – 120 days

Modernize Board Committees

What We Heard		What We Changed
Rotate membership of committees	✓	Committee membership refreshed in January 2022 and in August 2022
Refresh chairs of committees	✓	All committees have refreshed their chairs since November 2021
Reduce the number of committees	✓	Number of committees reduced from 7 to 4 in August 2022
Clarify roles of committees	✓	Committee charters revised with responsibilities realigned in August 2022

CENTENE Corporation

5

Stockholder Responsiveness

Executive Compensation

What We Heard		What We Changed
Align CEO compensation with peers	✓	New CEO compensation set slightly below the median in April 2022
Align NEO compensation with peers	✓	Offers for new hires made with the goal of being at the 50th percentile
Annual Incentive Plan should have clearer performance targets	✓	Increased Adjusted Diluted EPS to 50% of the performance criteria in 2022 and a further increase to 65% in 2023
	✓	Weighting of business unit and individual goals have been decreased to 40% in 2022 and 25% in 2023; business unit goals are measurable against key financial and operational priorities
	✓	Quality metrics represent 10% of the performance criteria
Long-Term Incentive Compensation Program should have fewer components	✓	2023-2025 Plan no longer includes performance-based stock options
	✓	2023-2025 Plan no longer includes Cash LTIP
Long-Term Incentive Compensation Program should have targets different from Annual Incentive Plan	✓	2023-2025 Plan metrics are all different from the Annual Incentive Plan targets
Long-Term Incentive Plan should use relative Total Shareholder Return (TSR) as a performance metric	✓	2023-2025 Plan includes 33% of PSUs tied to relative TSR performance metric
Performance targets should be disclosed more clearly	✓	Performance against targets is described in the 2022 Executive Compensation Program section under Compensation Discussion and Analysis
Limit severance payments	✓	Limited Michael Neidorff's death benefits to those required by his pre-existing employment agreement
	✓	Adopted cash severance policy to limit cash severance to 2.99 times annual salary and bonus
Review relationship with compensation consultant	✓	Appointed Frederic W. Cook & Co., Inc. (FW Cook) as new compensation consultant in 2022

CENTENE Corporation
6

CEO Compensation

Former CEO Total Compensation (excluding All Other Compensation), $ in millions

Current CEO Total Compensation (excluding All Other Compensation), $ in millions

TSR and CEO Total Compensation
TSR Indexed to $100 on December 31, 2018

$100
$109
$104
$143
$142
$25.5
$25.9
$24.4
$20.2
$13.0
2018
2019
2020
2021
2022
TSR

Diluted EPS/Adjusted Diluted EPS and CEO Total Compensation

$3.54
$4.42
$5.00
$5.15
$5.78
$2.26
$3.14
$3.12
$2.28
$2.07
$25.5
$25.9
$24.4
$20.2
$13.0
2018
2019
2020
2021
2022
Diluted EPS
Adjusted Diluted EPS

See Appendix A: Reconciliation of Non-GAAP Measures for a reconciliation of Adjusted Diluted EPS

CENTENE Corporation
7

Board Refreshment Timeline

Jan 2022 — Nov 2022

Kenneth A. Burdick
Chairman and Chief Executive Officer of LifeStance Health Group, Inc.

Christopher J. Coughlin
Retired Executive Vice President and Chief Financial Officer, Tyco International Ltd.

Wayne S. DeVeydt
Managing Director, Bain Capital; Executive Chairman, Surgery Partners, Inc.

Theodore R. Samuels
Managing Director, Bain Principal Partner, Chief Information Officer Strategy Exchange

Monte E. Ford
Principal Partner, Chief Information Officer Strategy Exchange

Age

1
1
1
7
62 Years
Average Age
40's
50's
60's
70's

Independence

2
8
80%
Independent
Independent
Non-Independent

Diversity

5
5
50%
Gender and Racially/
Ethnically Diverse
Diverse
Non-Diverse

30%
Gender Diversity
3 out of 10 directors are female

20%
Race/Ethnic Diversity
2 out of 10 directors are African American

Fred Eppinger assumed role of Chairman of the Centene Board and **Wayne DeVeydt** assumed role of Chairman of the Audit and Compliance Committee as of March 31, 2023. **Orlando Ayala, Richard Gephardt and William Trubeck** will retire from the Board effective May 10, 2023.

CENTENE Corporation
8

New Committee Structure

- **Audit and Compliance Committee**, with jurisdiction over financial statements and disclosures; controls and procedures (including information technology and cybersecurity controls and procedures); the independent auditor; financing oversight; compliance (specifically, the jurisdiction of the prior Compliance Committee); and those aspects of ESG that relate to financial reporting;

- **Compensation and Talent Committee**, with jurisdiction over executive compensation;

- **Governance Committee**, with jurisdiction over director evaluation process; the Board and committee composition; succession planning; general environmental, social and governance matters (specifically, the jurisdiction of the prior ESRC Committee, except for ESG issues related to financial reporting which are overseen by the Audit and Compliance Committee); government relations (specifically the jurisdiction of the prior Government and Regulatory Affairs Committee); and bi-annual review of the political activity report; and

- **Value Creation Committee**, with jurisdiction over value creation, technology (including cybersecurity strategy), digitalization, and quality and member experience (including Star ratings strategy).

CENTENE Corporation
9

Compensation Evolution

CATEGORY	2021 *(Granted in Dec. 2020)*		>	2022 *(Granted in Dec. 2021)*		>	2023 *(Granted in Mar. 2023)*	
Annual Incentive Plan Metrics & Weighting	Adjusted Diluted EPS	35%		Adjusted Diluted EPS	50%		Adjusted Diluted EPS	65%
	Business Unit & Individual Goals	50%		Business Unit & Individual Goals	40%		Business Unit & Individual Goals	25%
	SG&A Expense Management	15%		Quality	10%		Quality	10%
				✓ **Reduced Individual Weighting** ✓ Increased Adjusted Diluted EPS Weighting ✓ Added Quality Metric			✓ **Reduced Individual Weighting** ✓ Increased Adjusted Diluted EPS Weighting	
PSUs	Adjusted Pre-Tax Margin	60%		Adjusted Diluted EPS	70%		Adjusted Pre-Tax Earnings Growth CAGR	34%
	Revenue Growth CAGR	40%		Adjusted Net Earnings Margin	30%		Adjusted Net Earnings Margin	33%
							Relative TSR	33%
							✓ **Added rTSR with target > Median** ✓ **Eliminated duplicative Adjusted Diluted EPS measure**	
Stock Options	Granted to CEO without a stock appreciation condition			Granted with a stock appreciation condition. **No Stock Options Granted in 2022**			**Eliminated Stock Options**	
Cash LTIP	Adjusted Pre-Tax Margin	30%		Adjusted Diluted EPS	35%		**Eliminated Cash LTIP**	
	Revenue Growth CAGR	20%		Adjusted Net Earnings Margin	15%			
	Relative TSR	50%		Relative TSR	50%			
Other				✓ New CEO compensation set slightly **below the median** ✓ New policy **limits cash severance** to 2.99x base + bonus				

CENTENE Corporation

10

Compensation Program 2022

	2022 Pay Elements		Award Type	Mix	Purpose
Fixed	Base Salary		Cash	14%	To recognize individual contribution, time in role, scope of responsibility, leadership skills and experience
Variable	Annual Cash Incentive Plan		Cash	17%	To reward executives for performance on key operational and financial measures, with emphasis on individual contribution
Variable	Long-Term Incentive Awards	Performance-based Restricted Stock Units (PSUs)	Equity	69%	To retain and motivate executives to drive long-term stockholder value and align their actions to drive successful business outcomes. The performance-based stock options and cash long-term incentives were awarded in 2021 for many of our NEOs (prior to the Board and committee refreshment in 2022). Beginning in 2023, we will grant annual awards in March and eliminate performance based-stock options or cash long-term incentives
		Service-based Restricted Stock Units (PSUs)	Equity		
		Performance-based Stock Options	Equity		
		Cash Long-term Incentives	Cash		

RSUs
Average Pay Mix
65% Performance-based
PSUs
Base Salary
Annual Incentives
Long-Term Incentives

Annual Incentive Plan
Performance Measure
Adjusted Diluted EPS Target
Quality, Member, and Provider Satisfaction
Business Unit Goals / Individual Performance Objectives

The 2022 bonus pool was not funded unless the Adjusted Diluted EPS objective was achieved.

CENTENE Corporation

11

Commitment to Environmental, Social, Health and Governance

Advancing Environmental Resilience

- Environmental Impacts on Health
- Environmental Sustainability

Living Our Values

- Ethics and Compliance
- Governance and Accountability
- Data Privacy and Security

Serving Our Communities

- Community Outreach
- Employee Partnership and Development
- Diversity, Equity and Inclusion
- Community Investment
- Community Engagement
- Employee Health and Well-Being

Powering Better Health

- Healthcare Quality
- Healthcare Affordability
- Healthcare Access
- Research and Development
- Public Policy

CENTENE Corporation

12

Awards and Recognition

FORTUNE WORLD'S MOST ADMIRED COMPANIES 2023

FORTUNE BEST WORKPLACES IN HEALTH CARE™ 2022

FORTUNE CHANGE THE WORLD 2020

DiversityInc 2022 TOP 50 COMPANIES FOR DIVERSITY®

DiversityInc 2022 TOP COMPANIES FOR BLACK EXECUTIVES

DiversityInc 2022 TOP COMPANIES FOR LATINO EXECUTIVES

Bloomberg Gender-Equality Index

BEST FOR VETS 2022 MILITARY TIMES EMPLOYERS

HUMAN RIGHTS CAMPAIGN FOUNDATION BEST PLACES TO WORK 2022 for LGBTQ+ Equality 100% CORPORATE EQUALITY INDEX

Great Place To Work® Certified OCT 2022 - SEP 2023 CANADA

DEI BEST PLACE TO WORK FOR DISABILITY INCLUSION 2022 100% DISABILITY EQUALITY INDEX

AMERICA'S GREATEST WORKPLACES FOR DIVERSITY Newsweek 2023

NATIONAL ORGANIZATION ON DISABILITY LEADING DISABILITY EMPLOYER 2022

U.S. VETERANS MAGAZINE BEST OF THE BEST 2022

CENTENE Corporation

13

Appendix A: Reconciliation of Non-GAAP Measures

Reconciliation of GAAP Diluted EPS to Adjusted Diluted EPS:

	Year Ended December 31,				
	2022	2021	2020	2019	2018
GAAP Diluted EPS attributable to Centene	$ 2.07	$ 2.28	$ 3.12	$ 3.14	$ 2.26
Amortization of acquired intangible assets	1.40	1.31	1.24	0.61	0.53
Acquisition related expenses	0.36	0.31	1.04	0.25	1.07
Other adjustments (1)	2.65	2.16	0.05	0.72	0.07
Income tax effects of adjustments (2)	(0.70)	(0.91)	(0.45)	(0.30)	(0.39)
Adjusted Diluted EPS	$ 5.78	$ 5.15	$ 5.00	$ 4.42	$ 3.54

1. Other adjustments include the following items:
   2022 - real estate impairments of $1,642 million, or $2.82 per share ($2.08 after-tax); PANTHERx divestiture gain of $490 million, or $0.84 per share ($0.65 after-tax); impairments of assets associated with the divestitures of our Spanish and Central European, Centurion, and HealthSmart businesses of $458 million, or $0.78 per share ($0.60 after-tax); Magellan Rx divestiture gain of $269 million, or $0.46 per share ($0.17 after-tax); Health Net Federal Services asset impairment of $233 million, or $0.40 per share ($0.39 after-tax); gain on debt extinguishment of $27 million, or $0.04 per share ($0.03 after-tax); increase to the previously reported gain on the divestiture of U.S. Medical Management (USMM) due to the finalization of working capital adjustments of $13 million, or $0.02 per share ($0.02 after-tax); and costs related to the PBM legal settlement of $6 million, or $0.01 per share ($0.00 after-tax).

   2021 - PBM legal settlement expense of $2.14 ($1.76 after-tax); gain related to the acquisition of the remaining 60% interest of Circle Health of $0.52 ($0.52 after-tax); impairment of our equity method investment in RxAdvance of $0.39 ($0.32 after-tax); gain related to the divestiture of USMM of $0.25 ($0.23 after-tax); debt extinguishment costs of $0.21 ($0.16 after-tax); reduction to the previously reported gain on divestiture of certain products of our Illinois health plan of $0.10 per share ($0.08 after-tax); and severance costs due to a restructuring of $0.09 ($0.06 after-tax).

   2020 - Debt extinguishment costs of $0.11 ($0.07 after-tax); gain related to the divestiture of certain products of our Illinois health plan of $0.18 ($0.10 after-tax); and impairment of $0.12 ($0.10 after-tax).

   2019 - asset impairment of $0.65 ($0.57 after-tax); and debt extinguishment costs of $0.07 ($0.05 after-tax).

   2018 - the impact of retroactive changes to the California minimum medical loss ratio of $0.07 ($0.06 after-tax). The income tax effects of adjustments are based on the effective income tax rates applicable to each adjustment. In addition, the year ended December 31, 2022, includes tax expense of $107 million, or $0.18 per share, related to the Magellan Specialty Health divestiture and a $15 million, or $0.03 per share, tax benefit related to the RxAdvance impairment.
2. The income tax effects of adjustments are based on the effective income tax rates applicable to each adjustment. In addition, the year ended December 31, 2022, includes tax expense of $107 million, or $0.18 per share, related to the Magellan Specialty Health divestiture and a $15 million, or $0.03 per share, tax benefit related to the RxAdvance impairment.

CENTENE Corporation

14